Prospectus

NORTH SQUARE FUNDS

NORTH SQUARE STRATEGIC INCOME FUND
Class I: ADVNX
Class A (not available for purchase)

NORTH SQUARE ADVISORY RESEARCH SMALL CAP VALUE FUND
Class I: ADVGX
(formerly known as North Square Advisory Research All Cap Value Fund)

NORTH SQUARE ALTRINSIC INTERNATIONAL EQUITY FUND
Class I: NSIVX

NORTH SQUARE MCKEE BOND FUND
Class R6: NMKBX
Class I: NMKYX
February 28, 2022, as supplemented May 11, 2022

The United States Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
1

North Square Funds

Each of the Funds described in this Prospectus will be referred to as a “Fund” and together as the “Funds”

This Prospectus sets forth basic information about the Funds that you should know before investing.
It should be read and retained for future reference.
The date of this Prospectus is February 28, 2022.

SUMMARY SECTION - NORTH SQUARE STRATEGIC INCOME FUND

Investment Objective
The investment objectives of the North Square Strategic Income Fund (the “Fund”) are to seek high current income and to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial intermediary and in the section titled “Class A Shares” and in “APPENDIX A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None¹		None
Redemption fee (as a percentage of amount redeemed)		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.70%		0.70%
Distribution and service (Rule 12b-1) fees		0.25%		None
Other expenses[2]		0.59%		0.59%
Shareholder servicing fee	0.12%		0.12%
All other expenses[3]	0.47%		0.47%
Total annual fund operating expenses[4]		1.54%		1.29%
Fees waived and/or expenses reimbursed		-0.38%		-0.38%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[5]		1.16%		0.91%

1 No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
2 “Other Expenses” for Class A shares are estimated for the current fiscal year as Class A shares had not commenced operations prior to the date of this Prospectus.
3 “All Other Expenses” includes acquired fund fees and expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
4 North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.15% and 0.90% for the Class A shares and Class I shares, respectively. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual
Summary Section    3    North Square Strategic Income Fund

expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.
5 The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five years	Ten Years
Class A shares	$686	$998	$1,332	$2,274
Class I shares	$93	$371	$671	$1,523

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 77% of the average value of its portfolio.

Principal Investment Strategies
The Fund pursues its investment objectives by primarily investing in preferred securities and other income producing securities, including convertible securities, debt securities, common stocks, derivatives, real estate investment trusts (“REITs”) and securities of other investment companies such as closed-end funds (exchange traded only) and exchange traded funds (“ETFs”).

Under normal market conditions, the Fund invests primarily in preferred and debt securities. Red Cedar Investment Management, LLC (“Red Cedar” or a “Sub-Adviser”), the Fund’s sub-adviser, retains broad discretion to allocate the Fund’s investments across various asset classes. Preferred securities in which the Fund may invest include traditional and convertible preferreds, and hybrid preferreds. From time to time, the Fund may have a significant portion of its assets in one or more market sectors, such as the finance sector.

The Fund may invest in debt securities of any maturity. Debt securities in which the Fund may invest include U.S. Treasury and U.S. government agency securities, investment grade corporate debt instruments, investment grade municipal bonds, mortgage-backed (including collateralized mortgage backed-securities) and asset-backed securities and below investment grade securities. Investment grade securities are those rated at the time of acquisition Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or higher by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by Red Cedar to be of comparable quality. Below investment grade securities are also known as “high yield” or “junk” securities.

The Fund may utilize derivatives, including futures, forward contracts, options, swaps, and other various derivative products. The Fund’s use of derivative instruments may be for enhancing returns, hedging against market risks, or providing synthetic exposure to specific industries or securities. The Fund intends to use futures and swaps to hedge against general market risk, while it intends to use interest rate swaps and credit default swaps to hedge against interest rate risk and credit risk, respectively. The Fund will use options to hedge against market risk and to enhance returns and gain synthetic exposure to a security without holding the underlying asset.

The Fund may invest its assets in securities of non-U.S. issuers. The Fund’s investments in foreign securities may include non-U.S. Dollar denominated securities traded outside of the United States, U.S. Dollar denominated securities of foreign issuers traded in the United States and American Depositary Receipts (“ADRs”). ADRs are
Summary Section    4    North Square Strategic Income Fund

receipts that represent interests in foreign securities held on deposit by U.S. banks. The Fund may invest up to 20% of its net assets in securities of non-U.S. Dollar denominated securities.

Red Cedar seeks to identify securities which it believes offer significantly higher yields than U.S. Treasury securities of comparable maturity, while striving to maintain stability of principal and preserving good overall credit quality through extensive credit analysis and broad diversification across security types. Red Cedar selects preferred securities based upon a review of yield characteristics, call provisions, credit quality and ratings, and ability to continue paying dividends, among other features. In evaluating and selecting debt securities, Red Cedar balances various factors, including increased yield as compared to U.S. Treasuries, maturity, call provisions and credit quality. Convertible preferred and debt securities are additionally evaluated on various features including conversion rights, conversion ratio, likelihood of conversion, and value of the underlying security into which the convertible security may convert, among others. Red Cedar selects common stocks based on the company’s business and financial strength and dividend history and policy, as well as ability to potentially grow dividend distributions. The Fund will generally sell a security if its full valuation is realized, if better opportunities are identified, if news alters the Fund’s advisor’s investment thesis, if the security’s credit quality deteriorates, or if the Fund requires cash to meet redemption requests.
Principal Risks of Investing
Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Market Risk, Credit Risk, Fixed Income Securities Risk, Interest Rate Risk, Preferred Securities Risk, Mortgage Backed and Asset Backed Securities Risk, High Yield (“Junk”) Bond Risk and Derivatives Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have been at near historic lows.

Summary Section    5    North Square Strategic Income Fund

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed (including residential and commercial mortgage-backed) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Derivatives Risk. The Sub-Adviser may make use of futures, forwards, forward contracts, options, swaps and other forms of derivative instruments. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Opening derivative positions also exposes the Fund to risk that the counterparty to the transaction defaults.

The following are also principal risks of investing in the Fund listed in alphabetical order:

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are frequently issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, Sub-Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial
Summary Section    6    North Square Strategic Income Fund

intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Futures Risk. The Fund may enter into a futures contract in which the Fund (acting as a buyer or seller) may be forced to make delivery (as a seller) or take delivery (as a buyer) of a specific asset at a specified future date and price. The secondary market for futures may be less liquid causing the contract to be difficult to close. Unanticipated market movements may also make delivery difficult for the seller and cause significant, potentially unlimited, losses.

LIBOR Transition Risk. Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, ended most LIBOR settings at the end of 2021. The commonly used tenors of US dollars LIBOR are continuing until the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have begun planning for the transition from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new references rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will be used as frequently or have the same liquidity as LIBOR prior to its discontinuance. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition away from LIBOR may lead to increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Large-Cap Company Risk. Securities of companies with market capitalizations that are larger than small- and mid-cap companies may be susceptible to slower growth during times of economic expansion. They may not be able to respond as quickly to economic changes, market innovation, or changes in consumer behavior.

Summary Section    7    North Square Strategic Income Fund

Management and Strategy Risk. The value of your investment depends on the judgment of Red Cedar about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Real Estate Investment Trust (“REIT”) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Swaps Risk. The Fund may enter into swap transactions, including credit default swaps and index credit default swaps. Swap transactions involve the risk that the party with whom the Fund entered into the transaction with defaults on its obligation to pay or that the Fund cannot meet its obligation to pay the other party. Swaps may also be difficult to value, which in turn may cause liquidity issues.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of Class I shares of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

The Fund has adopted the historical performance of the Advisory Research Strategic Income Fund (the “Predecessor Fund”), a former series of Investment Managers Series Trust, as a result of a reorganization consummated after the close of business on February 21, 2020 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

The Predecessor Fund commenced investment operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the “Predecessor Account”), into shares of the Advisory Research Strategic Income Fund. Information in the bar chart and the performance table below prior to December 31, 2012 are for the Predecessor Account. The Predecessor Fund’s objectives, policies, guidelines and restrictions were, in all material respects, equivalent to those of the Predecessor Account. The returns for the Predecessor Account reflect its performance prior to conversion into the Predecessor Fund and have been adjusted to reflect the estimated gross annual operating expenses of the Fund as set forth in the “Annual Fund Operating Expenses” table above. The Predecessor Account was not registered under the
Summary Section    8    North Square Strategic Income Fund

1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund and the Predecessor Account.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

15%
10%
5%
0%
-5%
8.34%
1.17%
8.13%
2.20%
2.07%
6.07%
-1.99%
11.04%
11.70%
5.28%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Highest Calendar Quarter Return at NAV (non-annualized)	6.66%	Quarter ended 06/30/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-2.41%	Quarter ended 06/30/2013
Prior performance is not indicative of future performance.

Average Annual Total Returns[1] (for periods ended December 31, 2021)	1 Year	5 Years	10 Years
Class I - Return Before Taxes	5.28%	6.30%	5.31%
Class I - Return After Taxes on Distributions	3.29%	4.56%	3.75%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	3.31%	4.23%	3.61%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
1 Class A shares have not commenced operations, are not available for purchase and do not have any returns.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.
Summary Section    9    North Square Strategic Income Fund

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Red Cedar is the Fund’s investment sub-adviser.
Portfolio Managers
Red Cedar’s portfolio management team is comprised of John L. Cassady, III, CFA, Chief Investment Officer; David L. Withrow, CFA, Director of Portfolio Management; Michael J. Martin, CFA, Senior Portfolio Manager; Jason M. Schwartz, CFA, Senior Portfolio Manager; Julia M. Batchenko, CFA, Portfolio Manager; and Brandon F. Bajema, CFA, Senior Portfolio Manager. Mr. Cassady is the lead portfolio manager and the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have been since the Fund’s reorganization into the North Square Investments Trust on February 21, 2020, except for Brandon Bajema who has been a portfolio manager of the Fund since December 2021.

Purchase and Sale of Fund Shares
Currently, the Fund offers Class A shares and Class I shares. To purchase shares of the Fund, you must invest at least the minimum amount shown for each class in the chart below.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares*
All Accounts	$1,000	$100
Class I Shares
All Accounts	$1,000,000	None
* Class A shares are not available for purchase.
As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.
Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Section    10    North Square Strategic Income Fund

SUMMARY SECTION - NORTH SQUARE ADVISORY RESEARCH SMALL CAP VALUE FUND

Investment Objective
The investment objective of the North Square Advisory Research Small Cap Value Fund (formerly known as the North Square Advisory Research All Cap Value Fund) (the “Fund”) is to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None
Redemption fee (as a percentage of amount redeemed)		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.70%
Distribution and service (Rule 12b-1) fees		None
Other expenses		0.93%
Shareholder servicing fee	0.11%
All other expenses[1]	0.82%
Total annual fund operating expenses[2]		1.63%
Fees waived and/or expenses reimbursed		-0.68%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		0.95%

1 “All Other Expenses” includes acquired fund fees and expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
2 North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.94% for Class I shares. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return
Summary Section    11    North Square Advisory Research Small Cap Value Fund

each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I shares	$97	$448	$822	$1,876

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 45% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. The Fund considers small-capitalization companies to be companies with market capitalizations generally within the ranges of the Russell 2000 Value Total Return Index at the time of purchase. As of September 30, 2021, the market capitalization range of the Russell 2000 Value Total Return Index was between $93.2 million and $19.5 billion. The Fund’s investments in equity securities primarily include common stock, preferred securities and convertible securities. While the Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of foreign issuers, including those in emerging markets. In keeping with the Fund’s investment objective, investments in such foreign issuers is not expected to exceed 20% of the Fund’s net assets. The Fund follows an investing style that favors value investments.

Advisory Research, Inc.’s (“ARI” or “Sub-Adviser”), the Fund's investment sub-adviser, investment process is a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The Sub-Adviser employs a four-step investment process. First, the Sub-Adviser uses a quantitative screen to identify a group of value-oriented securities. Second, the Sub-Adviser conducts a thorough fundamental analysis of each company, focusing on key balance sheet information to determine the net asset value of the company. In the third step, the Sub-Adviser analyzes the companies’ senior management and their business plans with the goal of identifying competent senior management teams that are committed to unlocking value. Finally, the portfolio management team determines whether to buy, wait or pass on those companies that have passed the first three steps. The Sub-Adviser also considers other factors including political risk, monetary policy risk, and regulatory risk when selecting foreign (non-U.S.) securities.

The Fund also may invest in American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Principal Risks of Investing
Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Equity Risk, Sector Focus Risk, Market Risk, Small-Cap Company Risk, Cybersecurity Risk, Preferred Securities Risk, Convertible Securities Risk, ETF Risk, Currency Risk, Emerging Market Risk, Value-Oriented Investment Strategies Risk, Foreign Investment Risk, and Management and Strategy Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Summary Section    12    North Square Advisory Research Small Cap Value Fund

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are frequently issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

ETF Risk. Investing in an exchange-traded fund (“ETF”) will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency
Summary Section    13    North Square Advisory Research Small Cap Value Fund

fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Effective January 11, 2022, the Fund made certain changes to its principal investment strategies, including the modification of the strategies to invest, under normal circumstances, primarily in equity securities of small capitalization companies. Prior to January 11, 2022, the Fund invested primarily in equity securities that had a record of paying dividends over at least a trailing one year period. Accordingly, the performance shown below for periods prior to January 11, 2022, is based on the Fund’s prior principal investment strategies and may not be representative of the Fund’s performance under its current principal investment strategies.

Summary Section    14    North Square Advisory Research Small Cap Value Fund

The Fund has adopted the historical performance of the Advisory Research All Cap Value Fund (the “Predecessor Fund”), a former series of Investment Managers Series Trust, as a result of a reorganization consummated after the close of business on February 21, 2020 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

40%
30%
20%
10%
0%
-10%
10.37%
33.17%
6.70%
-4.91%
14.89%
19.54%
-2.58%
27.65%
-2.54%
29.87%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Highest Calendar Quarter Return at NAV (non-annualized)	16.61%	Quarter ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-29.63%	Quarter ended 03/31/2020
Prior performance is not indicative of future performance.

Average Annual Total Returns (for periods ended December 31, 2021)	1 Year	5 Years	10 Years
Class I - Return Before Taxes	29.87%	13.47%	12.42%
Class I - Return After Taxes on Distributions	27.63%	9.78%	9.50%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	19.16%	9.87%	9.44%
Russell 2000 Value Total Return Index (reflects no deduction for fees, expenses or taxes)	28.27%	9.07%	12.03%
Russell 3000 Value Total Return Index (reflects no deduction for fees, expenses or taxes)(1)	25.37%	11.00%	12.89%
(1) Effective January 11, 2022, the Russell 2000 Value Total Return Index has replaced the Russell 3000 Value Total Return Index as the Fund’s primary benchmark as the Russell 2000 Value Total Return Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

Summary Section    15    North Square Advisory Research Small Cap Value Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Advisory Research, Inc. (“ARI”) is the Fund’s investment sub-adviser.
Portfolio Managers
ARI’s portfolio management team is comprised of Matthew K. Swaim, Bruce M. Zessar and Christopher R. Harvey who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Matthew K. Swaim has been a portfolio manager of the Predecessor Fund since its inception in 2009. Bruce M. Zessar became a portfolio manager of the Predecessor Fund in 2010 and Christopher R. Harvey became a portfolio manager of the Predecessor Fund in 2015.

Purchase and Sale of Fund Shares
Currently, the Fund offers Class I shares. To purchase shares of the Fund, you must invest at least the minimum amount shown in the chart below.

Minimum Investments	To Open Your Account	To Add to Your Account
Class I Shares
All Accounts	$1,000,000	None
As described below, the minimum can be waived in certain circumstances and by certain financial institutions.

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.
Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section    16    North Square Advisory Research Small Cap Value Fund

SUMMARY SECTION - NORTH SQUARE ALTRINSIC INTERNATIONAL EQUITY FUND

Investment Objective
The investment objective of the North Square Altrinsic International Equity Fund (the “Fund”) is to provide long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None
Redemption fee (as a percentage of amount redeemed)		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.80%
Distribution and service (Rule 12b-1) fees		None
Other expenses		0.63%
Shareholder servicing fee	0.00%
All other expenses	0.63%
Total annual fund operating expenses[1]		1.43%
Fees waived and/or expenses reimbursed		-0.46%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		0.97%

1 North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, brokerage commissions, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.97%. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then
Summary Section    17    North Square Altrinsic International Equity Fund

redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I shares	$99	$407	$738	$1,673

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period December 4, 2020 (commencement of operations) through October 31, 2021, the portfolio turnover rate for the Fund was 22% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, the Adviser has selected Altrinsic Global Advisors, LLC (“Altrinsic” or “Sub-Adviser”) to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in non-US equity securities (including common stock, preferred stock, and depositary receipts) of companies from at least three countries other than the United States. These countries may include emerging market countries, as defined by the World Bank, International Financial Corporation or the MSCI, Inc. emerging market indices or other comparable indices. The Fund considers a non-US equity security to be one if the issuing company of the security derives at least 50% of its revenue or profits from business outside the US or has at least 50% of its sales or assets outside the US, has their securities traded on non-US exchanges or that have securities that trade in the form of depositary receipts, or has been formed under the laws of non-US countries, including those of emerging markets.

The Fund’s Sub-Adviser employs a disciplined bottom-up approach to investment management based on an iterative four step investment process which includes (i) investment idea generation, (ii) fundamental company and industry analysis, (iii) portfolio management and (iv) risk management and control.

The Fund’s investment ideas are derived from two primary sources. The first source is a quantitative screening process to identify undervalued companies with either improving or stable return profiles. The second source is supported by step (ii) of the Fund’s investment process in which the Sub-Adviser performs an in-depth fundamental analysis of a prospective company’s attributes, including growth rate and profit potential. Once a company is identified as a potentially attractive candidate, step (ii) is finalized and risk factors, both internal and external, are identified for the company. An intrinsic valuation of the company is then determined. Ideas are then presented to the portfolio team for approval and possible investment by the Fund.

In step (iii), the Sub-Adviser constructs a portfolio from the approved companies that it believes to be the most attractive on the basis of risk adjusted returns.

Risk management, step (iv), is applied throughout the investment process by (a) primarily focusing on liquid securities, (b) fundamental security level return, accounting and risk analysis with an emphasis on cashflow and balance sheet as well as earnings quality analysis and (c) portfolio risk analytics which include third party risk tools as well as the Fund’s geography and industry cross sectional risk matrix.

Principal Risks of Investing

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves certain principal risks, including, among others: Equity Risk, Large-Cap Company Risk, Market Risk, Foreign Investment Risk, Emerging Market Risk, Currency Risk, and Management and Strategy Risk. A summary description of these and other principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There
Summary Section    18    North Square Altrinsic International Equity Fund

can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Large-Cap Company Risk.  Securities of companies with market capitalizations that are larger than small- and mid-cap companies may be susceptible to slower growth during times of economic expansion. They may be not be able to respond as quickly to economic changes, market innovation, or changes in consumer behavior.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.
Summary Section    19    North Square Altrinsic International Equity Fund

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

Highest Calendar Quarter Return at NAV (non-annualized)	4.03%	Quarter ended 06/30/2021
Lowest Calendar Quarter Return at NAV (non-annualized)	-2.45%	Quarter ended 09/30/2021
Prior performance is not indicative of future performance.

Average Annual Total Returns (for periods ended December 31, 2021)	1 Year	Since Inception (12/04/2020)
Class I - Return Before Taxes	6.37%	7.32%
Class I - Return After Taxes on Distributions	5.95%	6.90%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	4.17%	5.63%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	11.26%	12.79%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Altrinsic is the Fund’s investment sub-adviser.

Summary Section    20    North Square Altrinsic International Equity Fund

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of John Hock, John DeVita and Rich McCormick. The portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has been since the Fund’s inception.

Purchase and Sale of Fund Shares
Currently, the Fund offers Class I shares. To purchase shares of the Fund, you must invest at least the minimum amount shown in the chart below. As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Minimum Investments	To Open Your Account	To Add to Your Account
Class I shares
All Accounts	$1,000,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section    21    North Square Altrinsic International Equity Fund

SUMMARY SECTION - NORTH SQUARE MCKEE BOND FUND

Investment Objective
The investment objective of the North Square McKee Bond Fund (the “Fund”) is to maximize total return and generate consistent outperformance of the Fund’s benchmark, the Bloomberg Intermediate Aggregate Bond Index (the “Index”), with a high quality and highly liquid, well diversified portfolio through opportunistic, risk-controlled management.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

		Class R6 Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None		None
Redemption fee (as a percentage of amount redeemed)		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.24%		0.24%
Distribution and service (Rule 12b-1) fees		None		None
Other expenses		0.49%		0.40%
Shareholder servicing fee	0.02%		0.00%
All other expenses	0.47%		0.40%
Total annual fund operating expenses[1]		0.73%		0.64%
Fees waived and/or expenses reimbursed		-0.45%		-0.17%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		0.28%		0.47%

1 North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, brokerage commissions, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.28% and 0.47% for Class R6 and Class I shares, respectively. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then
Summary Section    22    North Square McKee Bond Fund

redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class R6 shares	$29	$188	$362	$864
Class I shares	$48	$188	$340	$782

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period December 28, 2020 (commencement of operations) through October 31, 2021, the portfolio turnover rate for the Fund was 321% of the average value of its portfolio.

Principal Investment Strategies
In seeking to achieve the Fund’s investment objective, the Adviser has selected CSM Advisors, LLC (“CS McKee” or the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, to serve as the Fund’s investment sub-adviser and allocates the Fund’s assets to the Sub-Adviser. The Adviser retains the ability to manage all or a portion of the Fund’s assets directly.

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed and floating rate investment grade securities. The Sub-Adviser seeks to create a portfolio of high quality and highly liquid securities that are intended to provide an above market yield. The Fund focuses on investments in fixed maturity and callable U.S. Government Agency securities and high quality corporate bonds (primarily A or better), agency mortgages and other investment grade securitized holdings, seeking to minimize the potential for loss of principal due to credit risk. The Sub-Adviser believes that these securities offer favorable yields relative to specific market risks. The Sub-Adviser typically diversifies among multiple security types that it believes provide the best risk/return profile over the long term. These securities include, among others, U.S. Treasury Inflation-Protected Securities, certificates of deposit, zero coupon callable agency bonds, and mortgage-backed and other asset-backed securities (including senior, first tranche collateralized loan obligations).

The Sub-Adviser seeks to consistently add value relative to the performance Index on both a nominal and risk-adjusted basis. Employing a primary focus on security selection, the Fund seeks to outperform across a range of plausible market scenarios while maintaining superior credit quality and liquidity. The Sub-Adviser’s methodology incorporates a bottom-up approach that is opportunistic, yet risk controlled. As noted above, the Sub-Adviser’s focus on active management of high quality and highly liquid securities is designed to mitigate credit and duration risk and provide enhanced portfolio diversification. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

The Sub-Adviser assesses a broad range of economic data to develop plausible market scenarios as inputs to portfolio construction. The Fund’s portfolio alpha is expected to result primarily from active security analysis and sector weighting decisions. The Fund’s holdings are focused on the largest and most liquid credit issuers as well as a broad array of government agency holdings to produce superior risk-adjusted returns and liquidity across market scenarios. The Sub-Adviser’s tactical approach to duration is employed as a tool primarily for principal preservation, typically operating within an 80% to 120% range versus the duration of the Index. The Index duration was 4.33 years as of October 31, 2021. Portfolio holdings will have a maximum maturity or expected average life of 10 years or less.

Principal Risks of Investing
Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves certain principal risks, including, among others: Fixed Income Securities Risk, Interest Rate Risk, Benchmark Rate Risk, Market Risk, Credit Risk, Liquidity Risk, Duration Risk, Mortgage-Backed and Asset-Backed Securities Risk, Negative Convexity Risk, Government Obligations Risk, Management and Strategy Risk, and Sector Focus Risk. A summary
Summary Section    23    North Square McKee Bond Fund

description of these and other principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have been at near historic lows.

Benchmark Rate Risk. Regulators and industry groups have recommended a transition away from the London Inter-bank Offered Rate (LIBOR) and other Inter-bank Offered Rates (IBORs), widely used as the benchmark for floating rate securities and derivatives, transitioning to central bank determined Risk Free Rates (RFRs). The abandonment of IBORs may have material impact on existing and future issue financial instruments which reference them until conversion to a new benchmark rate is implemented. The Secured Overnight Financing Rate (SOFR) has been designated the replacement benchmark rate for U.S. Dollar denominated securities the fund may own. The transition of outstanding LIBOR-based instruments to the SOFR and other alternative reference rates for the U.S. Dollar and for other currencies is ongoing. Markets are slowly developing in response to these new rates and the potential effects of a phase out of LIBOR on LIBOR-based instruments are currently unknown.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit Risk. If an issuer or guarantor of a fixed rate or floating rate debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline to some extent.

Liquidity Risk. Certain debt obligations may be difficult or impossible to sell at the time and price that the Sub-Adviser would like to sell. The Sub-Adviser may have to lower the price, sell other debt obligations or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

Duration Risk. Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-
Summary Section    24    North Square McKee Bond Fund

backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Negative Convexity Risk. Negative convexity risk is the risk that debt obligations, including mortgage-, asset-backed debt obligations and other callable securities, will be paid off by the borrower more slowly or quickly than anticipated, increasing or decreasing the average life of such debt obligations and the sensitivity of the prices of such debt obligations to future interest rate changes.

Government Obligations Risk. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not specifically obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). To the extent the Fund holds securities of such an issuer and that issuer defaults, the Fund might not be able to recover its investment from the U.S. government.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class R6 shares from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Calendar-Year Total Return (before taxes) for Class R6 Shares
For each calendar year at NAV

Highest Calendar Quarter Return at NAV (non-annualized)	0.99%	Quarter ended 06/30/2021
Lowest Calendar Quarter Return at NAV (non-annualized)	-1.57%	Quarter ended 03/31/2021
Prior performance is not indicative of future performance.
Summary Section    25    North Square McKee Bond Fund

Average Annual Total Returns (for periods ended December 31, 2021)	1 Year	Since Inception (12/28/2020)
Class R6 - Return Before Taxes	-1.15%	-1.00%
Class R6 - Return After Taxes on Distributions	-1.46%	-1.30%
Class R6 - Return After Taxes on Distributions and Sale of Fund Shares	-0.68%	-0.89%
Bloomberg Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.29%	-1.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser (“North Square”). CSM Advisors, LLC is a wholly-owned subsidiary of North Square and acts as the Fund’s investment sub-adviser.

Portfolio Managers
The Sub-Adviser’s portfolio management team is comprised of four portfolio managers and two analysts who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Brian Allen, Bryan Johanson, Jack White, and Andrew Faderewski have been the portfolio managers of the Fund since its inception.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount, shown for each class in the chart below. As described below, the minimums can be waived in certain circumstances and by certain financial institutions.

Minimum Investments	To Open Your Account	To Add to Your Account
Class R6 shares
All Accounts	$50,000,000	None
Class I shares
All Accounts	$50,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Section    26    North Square McKee Bond Fund

MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Funds will provide written notice to shareholders prior to, or concurrent with, any such changes as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. Each of the Funds’ investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”). There can be no guarantee that a Fund will achieve its investment objective.

Each Fund’s investment policies and limitations typically apply at the time an investment is made. As a result, each Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.

North Square Strategic Income Fund
Investment Objectives
The Fund’s primary objective is to seek high current income and secondary objective is long-term capital appreciation.

Principal Investment Strategies
The Fund pursues its investment objective by primarily investing in preferred and debt securities and other income producing securities including convertible securities, mortgage-backed securities (residential and commercial), asset-backed securities, common stocks, and securities of other investment companies. In pursuing the Fund’s investment strategy, Red Cedar (for this section only, the “Sub-Adviser”) seeks to identify securities it believes are undervalued considering credit quality and other investment characteristics. More specifically, the Fund’s Sub-Adviser seeks to identify securities which it believes offer significantly higher yields than U.S. Treasury securities of comparable maturity, while striving to maintain stability of principal and preserving good overall credit quality through extensive credit analysis and broad diversification across security types.

Preferred Securities
The Fund invests in preferred securities, which generally pay fixed or adjustable-rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. Preferred securities are generally junior to all forms of the company’s debt, including both senior and subordinated debt.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected.

Debt Securities
U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

More about the Funds    27

Corporate Debt Securities. The Fund may invest in corporate debt securities of any maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. The Fund may invest in U.S. and non-U.S. issuers of corporate debt securities. Corporate debt may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest.

Municipal Bonds. The Fund may invest in taxable and non-taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds, however, are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term.

Convertible Securities
The Fund may invest in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Contingent Convertible Securities. Contingent convertible securities (which generally provide for conversion under certain circumstances) are hybrid securities, issued by non-U.S. financial institutions and distinguished as a subset of convertible securities. Like mandatory convertible securities (and unlike traditional convertible securities), some contingent convertible securities provide for mandatory conversion under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company’s regulator decides that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Further, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. In addition, various contingent convertible securities may contain features that limit an investor’s ability to convert the security unless certain conditions are met.

Common Stocks
The Fund may invest in U.S. and non-U.S. issuers of dividend paying common stocks. Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights.

Covered Call Options
The Fund may write (sell) covered call options on securities the Fund holds in its portfolio. When the Fund writes a covered call option, the Fund sells the obligation to deliver a security on or before a predetermined date in the future in return for a fee, or “premium”. The Fund owns a sufficient amount of assets such that it is able to meet its potential obligation to deliver shares should the buyer exercise its right to purchase the shares. This technique offers the Fund the potential to generate gains from option premiums, although it may limit the Fund’s ability to participate in capital appreciation on its portfolio holdings when security prices rise.

Derivatives
The Fund may utilize derivatives, including futures, options, swaps, and other various derivative products. The Fund’s use of derivative instruments may be for enhancing returns, hedging against market risks, or providing synthetic exposure to specific industries or securities. The Fund intends to use futures and swaps to hedge against general market risk, while it intends to use interest rate swaps and credit default swaps to hedge against interest rate risk and credit risk, respectively. The Fund will use options to hedge against market risk and to enhance returns and gain synthetic exposure to a security without holding the underlying asset.
More about the Funds    28

Other Investment Companies
The Fund may invest in securities of closed-end and other types of investment companies. Investing in investment companies will involve duplication of advisory fees and certain other expenses. Closed-end funds typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. The Fund will incur brokerage costs when purchasing and selling shares of closed-end funds. The Fund limits its investment in shares of other investment companies to the extent provided by the 1940 Act and required thereunder.

Security Selection Process
The Sub-Adviser selects preferred securities based upon a review of yield characteristics, call provisions, credit quality and ratings, and ability to continue paying dividends among other factors. In evaluating and selecting debt securities, the Sub-Adviser balances various factors, including increased yield as compared to U.S. treasuries, maturity, call provisions and credit quality. The Sub-Adviser selects common stocks based on the company’s business and financial strength and dividend history and policy, as well as ability to potentially grow dividend distributions. The Sub-Adviser selects closed-end funds based upon a review of yield, price relative to net asset value, composition of the underlying portfolio, and the nature of the distributions. Convertible preferred and debt securities are additionally evaluated on various features including conversion rights, conversion ratio, likelihood of conversion, and value of the underlying security into which the convertible security may convert. The Sub-Adviser generally will sell a security when one or more of the following occurs: 1) the Sub-Adviser’s estimate of full valuation is realized; 2) a more attractive stock is identified; 3) there is significant negative developments; 4) the security’s credit quality deteriorates; or 5) the Fund requires cash to meet redemption requests.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment-grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

North Square Advisory Research Small Cap Value Fund
Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. The Fund considers small capitalization companies to be companies with market capitalizations generally within the ranges of the Russell 2000 Value Total Return Index at the time of purchase. As of September 30, 2021, the market capitalization range of the Russell 2000 Value Total Return Index was between $93.2 million and $19.5 billion.The Fund’s investments in equity securities primarily include common stock, preferred securities and convertible securities. While the Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of foreign issuers, including those in emerging markets. In keeping with the Fund’s investment objective, is not expected to exceed 20% of the Fund’s net assets. The Fund follows an investing style that favors value investments.

The Sub-Adviser generally will sell a security when one or more of the following occurs: 1) the Sub-Adviser’s estimate of full valuation is realized; 2) a more attractive stock is identified (in which case the least attractive stock in the portfolio is sold); 3) there is material negative development; 4) a company is acquired for cash; or 5) the Fund requires cash to meet redemption requests. In the case of acquisitions for stock, the Sub-Adviser will evaluate the combined company.

When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or
More about the Funds    29

debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

The Fund also may invest in ADRs, EDRs, and GDRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

North Square Altrinsic International Equity Fund

Investment Objectives
The Fund’s investment objective is to provide long-term growth of capital.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in non-US equity securities (including common stock, preferred stock, and depositary receipts) of companies from at least three countries other than the United States. These countries may include emerging market countries, as defined by the World Bank, International Financial Corporation or the MSCI, Inc. emerging market indices or other comparable indices. The Fund considers a non-US equity security to be one if the issuing company of the security derives at least 50% of its revenue or profits from business outside the US or has at least 50% of its sales or assets outside the US, has their securities traded on non-US exchanges or that have securities that trade in the form of depositary receipts, or has been formed under the laws of non-US countries, including those of emerging markets.

Altrinsic (for this section only, the “Sub-Adviser”) employs a disciplined bottom-up approach to investment management based on an iterative four step investment process which includes (i) investment idea generation, (ii) fundamental company and industry analysis, (iii) portfolio management and (iv) risk management and control.

The Fund’s investment ideas are derived from two primary sources. The first source is a quantitative screening process to identify undervalued companies with either improving or stable return profiles. The second source is supported by step (ii) of the Fund’s investment process in which the Sub-Adviser performs an in-depth fundamental analysis of a prospective company’s attributes, including growth rate and profit potential. Once a company is identified as a potentially attractive candidate, step (ii) is finalized and risk factors, both internal and external, are identified for the company. An intrinsic valuation of the company is then determined. Ideas are then presented to the portfolio team for approval and possible investment by the Fund.

In step (iii), the Sub-Adviser constructs a portfolio from the approved companies that it believes to be the most attractive on the basis of risk adjusted returns.

Risk management, step (iv), is applied throughout the investment process by (a) primarily focusing on liquid securities, (b) fundamental security level return, accounting and risk analysis with an emphasis on cashflow and balance sheet as well as earnings quality analysis and (c) portfolio risk analytics which include third party risk tools as well as the Fund’s geography and industry cross sectional risk matrix.

Securities will be sold when price targets are reached, fundamentals change, for purposes of portfolio risk management, and/or to make room for a security with a better return/risk profile. Also, a price drop of 20% from the purchase price of a portfolio security will trigger an automatic review.

When the Sub-Adviser believes that current market, economic, political or other market-related conditions are unfavorable or adverse and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

More about the Funds    30

North Square McKee Bond Fund

Investment Objective
The Fund’s investment objective is to maximize total return and generate consistent outperformance of the Fund’s benchmark, the Bloomberg Intermediate Aggregate Bond Index (the “Index”), with a high quality and highly liquid, well diversified portfolio through opportunistic, risk controlled management.

Principal Investment Strategies
The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed and floating rate investment grade securities. The Fund’s sub-adviser, CSM Advisors, LLC (for this section only, the “Sub-Adviser”), seeks to create a portfolio of high quality and highly liquid securities that are intended to provide an above market yield. The Fund focuses on investments in fixed maturity and callable U.S. Government Agency securities and high quality corporate bonds (primarily A or better), agency mortgages and other investment grade securitized holdings, seeking to minimize the potential for loss of principal due to credit risk. The Sub-Adviser believes that these securities offer favorable yields relative to specific market risks. The Sub-Adviser typically diversifies among multiple security types that it believes provide the best risk/return profile over the long term. These securities include, among others, U.S. Treasury Inflation-Protected Securities, certificates of deposit, zero coupon callable agency bonds, and mortgage-backed and other asset-backed securities (including senior, first tranche collateralized loan obligations).

The Sub-Adviser seeks to consistently add value relative to the performance Index on both a nominal and risk-adjusted basis. Employing a primary focus on security selection, the Fund seeks to outperform across a range of plausible market scenarios while maintaining superior credit quality and liquidity. The Sub-Adviser’s methodology incorporates a bottom-up approach that is opportunistic, yet risk controlled. As noted above, the Sub-Adviser’s focus on active management of high quality and highly liquid securities is designed to mitigate credit and duration risk and provide enhanced portfolio diversification. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The longer the duration of a bond, the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

The Sub-Adviser assesses a broad range of economic data to develop plausible market scenarios as inputs to portfolio construction. The Fund’s portfolio alpha is expected to result primarily from active security analysis and sector weighting decisions. The Fund’s holdings are focused on the largest and most liquid credit issuers as well as a broad array of government agency holdings to produce superior risk-adjusted returns and liquidity across market scenarios. The Sub-Adviser’s tactical approach to duration is employed as a tool primarily for principal preservation, typically operating within an 80% to 120% range versus the duration of the Index. The Index duration was 4.33 years as of October 31, 2021. Portfolio holdings will have a maximum maturity or expected average life of 10 years or less.

When the Sub-Adviser believes that current market, economic, political or other market-related conditions are unfavorable or adverse and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Funds

This section of the Prospectus provides additional information about the Funds’ investment practices and related risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of a Fund’s investment practices; additional information about each Fund’s risks and investments can be found in the Funds’ SAI. A Fund’s exposure to the risks discussed below may be through the Fund’s direct investments or indirect through the Fund’s investments in underlying funds, if applicable. Before you decide whether to invest in a Fund, carefully consider these risks and special considerations associated with investing in the Fund, which may cause you to lose money. An investment in a Fund is not bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Benchmark Rate Risk. (North Square McKee Bond Fund). Regulators and industry groups have recommended a transition away from the London Inter-bank Offered Rate (LIBOR) and other Inter-bank Offered Rates (IBORs), widely used as the benchmark for floating rate securities and derivatives, transitioning to central bank determined Risk Free Rates (RFRs). The abandonment of IBORs may have material impact on existing and future issue financial instruments which reference them until conversion to a new benchmark rate is implemented. The Secured Overnight Financing Rate (SOFR) has been designated the replacement benchmark rate for U.S. Dollar denominated securities the fund may own. The transition of outstanding LIBOR-based instruments to the SOFR and other alternative reference rates for the U.S. Dollar and for other currencies is ongoing. Markets are slowly developing in response to these new rates and the potential effects of a phase out of LIBOR on LIBOR-based instruments are currently unknown.

Convertible Securities Risk. (North Square Strategic Income Fund and North Square Advisory Research Small Cap Value Fund). Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

Credit Risk. (North Square Strategic Income Fund and North Square McKee Bond Fund). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

Currency Risk. (North Square Strategic Income Fund, North Square Advisory Research Small Cap Value Fund, and North Square Altrinsic International Equity Fund). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Cybersecurity Risk. (All Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser, the Sub-Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives Risk. (North Square Strategic Income Fund). The Sub-Adviser may make use of futures, forwards, forward contracts, options, swaps and other forms of derivative instruments. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Opening derivative positions also exposes to the Fund to risk that the counterparty to the transaction defaults.

Duration Risk. (North Square McKee Bond Fund). Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or
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equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Emerging Market Risk. (North Square Strategic Income Fund, North Square Advisory Research Small Cap Value Fund, and North Square Altrinsic International Equity Fund). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. Companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Equity Risk. (North Square Strategic Income Fund, North Square Advisory Research Small Cap Value Fund, and North Square Altrinsic International Equity Fund). The value of equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which a Fund invests. The price of common stock of an issuer in a Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF and Mutual Funds Risk. (North Square Advisory Research Small Cap Value Fund). Investing in an ETF or mutual fund will provide the Fund with exposure to the securities held by the mutual fund or ETF and will expose the Fund to risks similar to those of investing directly in those securities. An ETF may also trade at a discount to its net asset value. For example, where all or a portion of an ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. This could, in turn, result in differences between the market price of the ETF’s shares and the underlying value of those shares. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Fixed Income Securities Risk. (North Square Strategic Income Fund and North Square McKee Bond Fund). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a
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time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign Investment Risk. (North Square Strategic Income Fund, North Square Advisory Research Small Cap Value Fund, and North Square Altrinsic International Equity Fund). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of a Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. A Fund’s investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Futures Risk. (North Square Strategic Income Fund). The Fund may enter into a futures contract in which the Fund (acting as a buyer or seller) may be forced to make delivery (as a seller) or take delivery (as a buyer) of a specific asset at a specified future date and price. The secondary market for futures may be less liquid causing the contract to be difficult to close. Unanticipated market movements may also make delivery difficult for the seller and cause significant, potentially unlimited, losses.

Government Obligations Risk. (North Square McKee Bond Fund). No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not specifically obligated to do so by law, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). To the extent the Fund holds securities of such an issuer and that issuer defaults, the Fund might not be able to recover its investment from the U.S. government.

High Yield (“Junk”) Bond Risk. (North Square Strategic Income Fund). High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

Interest Rate Risk. (North Square Strategic Income Fund and North Square McKee Bond Fund). Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income.
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Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Large-Cap Company Risk. (North Square Strategic Income Fund and North Square Altrinsic International Equity Fund). Securities of companies with market capitalizations that are larger than small- and mid-cap companies may be susceptible to slower growth during times of economic expansion. They may be not be able to respond as quickly to economic changes, market innovation, or changes in consumer behavior.

LIBOR Transition Risk. (North Square Strategic Income Fund). Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, ended most LIBOR settings at the end of 2021. The commonly used tenors of US dollars LIBOR are continuing until the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have begun planning for the transition from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new references rates. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will be used as frequently or have the same liquidity as LIBOR prior to its discontinuance. It is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition away from LIBOR may lead to increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Liquidity Risk. (North Square McKee Bond Fund). Certain debt obligations may be difficult or impossible to sell at the time and price that the Sub-Adviser would like to sell. The Sub-Adviser may have to lower the price, sell other debt obligations or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

Management and Strategy Risk. (All Funds). The value of your investment depends on the judgment of the Sub-Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Sub-Adviser in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Sub-Adviser. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund's investments
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and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Mid-Cap Company Risk. (North Square Strategic Income Fund). Investing in mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Mortgage-Backed and Asset-Backed Securities Risk. (North Square Strategic Income Fund and North Square McKee Bond Fund). Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Negative Convexity Risk. (North Square McKee Bond Fund). Negative convexity risk is the risk that debt obligations and other callable securities, including mortgage and asset backed debt obligations, will be paid off by the borrower more slowly or quickly than anticipated, increasing or decreasing the average life of such debt obligations and the sensitivity of the prices of such debt obligations to future interest rate changes.

Options Risk. (North Square Strategic Income Fund). Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Preferred Securities Risk. (North Square Strategic Income Fund and North Square Advisory Research Small Cap Value Fund). Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred securities may pay fixed or adjustable rates of return. The market value of preferred securities is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred securities and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Real Estate Investment Trust (“REIT”) Risk. (North Square Strategic Income Fund and North Square Alrtinsic International Equity Fund). The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

Sector Focus Risk. (North Square Strategic Income Fund, North Square Advisory Research Small Cap Value Fund, North Square Altrinsic International Equity Fund, and North Square McKee Bond Fund). Each Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events
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affecting those sectors. At times, the performance of a Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

Small-Cap Company Risk. (North Square Strategic Income Fund and North Square Advisory Research Small Cap Value Fund). Investing in small-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Swaps Risk. (North Square Strategic Income Fund). The Fund may enter into swap transactions, including credit default swaps and index credit default swaps. Swap transactions involve the risk that the party with whom the Fund entered into the transaction with defaults on its obligation to pay or that the Fund cannot meet its obligation to pay the other party. Swaps may also be difficult to value, which in turn may cause liquidity issues.

Value-Oriented Investment Strategies Risk. (North Square Advisory Research Small Cap Value Fund and North Square Altrinsic International Equity Risk). Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Funds are most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

Investment Adviser
North Square, a Delaware limited liability company with its principal place of business at 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603, is both Funds’ investment adviser and provides investment advisory services to each Fund pursuant to an investment advisory agreement between the Adviser and the North Square Investments Trust (“Trust”), on behalf of each Fund (the “Advisory Agreement”). Founded in September 2018, North Square is a registered investment adviser.

Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell. The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services. The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers. The Adviser has engaged Red Cedar Investment Management, LLC, Advisory Research, Inc., CSM Advisors, LLC, a wholly-owned subsidiary of the Adviser, and Altrinsic Global Advisors, LLC (each a “Sub-Adviser” and together the “Sub-Advisers”) pursuant to this authority and is responsible for overseeing the Sub-Advisers and recommending their hiring, termination, and replacement for approval by the Board of Trustees (the “Board of Trustees” or the “Board”). The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

For each sub-advised Fund, the Adviser retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether their investment activities remain consistent with
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the Funds’ investment objectives, strategies and policies. The Adviser also monitors changes that may impact a Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board. In its role as sponsor and primary investment adviser to the Funds, the Adviser assumes reputational and other risks associated with the operation of each Fund and provides the Funds with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.

For its services, the Adviser is entitled to receive the below annual management fee from each Fund, calculated daily and payable monthly, as a percentage of each Fund’s average daily net assets.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
North Square Strategic Income Fund	0.70%
North Square Advisory Research Small Cap Value Fund	0.70%
North Square Altrinsic International Equity Fund	0.80%
North Square McKee Bond Fund	0.24%

Prior to the close of business on February 21, 2020, the North Square Strategic Income Fund and North Square Advisory Research Small Cap Value Fund’s investment adviser was Advisory Research, Inc. (“ARI”).

For the fiscal period/year ended October 31, 2021, the Funds paid the following advisory fees to its investment adviser, after waiving fees pursuant to its expense limitation agreement with each Fund:

Fund	Advisory Fees Received As a Percentage of Average Daily Net Assets
North Square Strategic Income Fund	0.32%
North Square Advisory Research Small Cap Value Fund	0.03%
North Square Altrinsic International Equity Fund	0.30%
North Square McKee Bond Fund	0.00%

Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Funds. The Trust and the Adviser have been granted exemptive relief from the SEC (the “Order”), which permits the Adviser, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, a Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with the Adviser or its parent company, other than wholly-owned sub-advisers. The Order is subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. A Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of each Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that is permitted by the Order.

Management of the Funds    38

The Manager-of-Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to Sub-Advisers or material changes to sub‑advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.   The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

Sub-Advisers
Altrinsic, located at 8 Sound Shore Drive, 3rd Floor, Greenwich, CT 06830, acts as the investment sub-adviser to the North Square Altrinsic International Equity Fund. Altrinsic was established in 2000 as a Delaware limited liability company and focuses solely on international, global and emerging markets equity investment management.

ARI, located at Two Prudential Plaza, 180 North Stetson Avenue, Suite 5500, Chicago, Illinois 60601, acts as the investment sub-adviser to the North Square Advisory Research Small Cap Value Fund. ARI, founded in 1974, is a Delaware corporation and is an investment adviser registered with the SEC.

CS McKee, located at One Gateway Center, Pittsburgh, PA 15222, acts as the investment sub-adviser to the North Square McKee Bond Fund. CS McKee is a wholly-owned subsidiary of the Adviser and is an institutional fixed income manager focused on the higher quality segments of the fixed income marketplace and an investment adviser registered with the SEC.

Red Cedar, located at 333 Bridge Street NW, Suite 601, Grand Rapids, Michigan 49504, acts as the investment sub-adviser to the North Square Strategic Income Fund. Red Cedar, founded in 2013, is a Michigan limited liability company and an investment adviser registered with the SEC.

For their investment sub-advisory services, Red Cedar, ARI, Altrinsic, and CS McKee are entitled to receive an annual fee paid solely by the Adviser based on the applicable Fund’s average daily net assets as follows:

Fund	Contractual Sub-Advisory Fees As a Percentage of Average Daily Net Assets
North Square Strategic Income Fund	0.35%
North Square Advisory Research Small Cap Value Fund	0.35%
North Square Altrinsic International Equity Fund	0.45%
North Square McKee Bond Fund	0.12%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and sub-advisory agreements for the North Square Strategic Income Fund and North Square Advisory Research Small Cap Value Fund is available in the Fund’s Annual Report to shareholders dated October 31, 2021. A discussion regarding the basis of the Board’s approval of the Advisory Agreement and sub-advisory agreements for the North Square Altrinsic International Equity Fund and North Square McKee Bond Fund will be available in the Funds’ Semi-Annual Report to shareholders dated April 30, 2021.

Management of the Funds    39

Portfolio Managers

Portfolio Managers of Altrinsic

John Hock, John DeVita and Rich McCormick are jointly and primarily responsible for the day-to-day management of the North Square Altrinsic International Equity Fund.

John D. Hock is the Chief Investment Officer and founder of Altrinsic. Prior to founding Altrinsic in 2000, Mr. Hock was Senior Vice President, Portfolio Manager, and member of the Investment Strategy Committee at Hansberger Global Investors, a Florida-based global equity investment management company. Before joining Hansberger in 1996, Mr. Hock was a Vice President and Senior Analyst in the Global Securities Research and Economic Group at Merrill Lynch. Mr. Hock joined Merrill Lynch’s research department in 1990. Mr. Hock earned a B.S. in Applied Economics from Cornell University and an M.B.A. from New York University. Mr. Hock is a Chartered Financial Analyst.

John DeVita is a principal of Altrinsic with primary research responsibility for the global consumer and telecommunications industries. Mr. DeVita has been involved with international investing since 1991 when he began his career with Société Générale Asset Management. His diverse background includes extensive experience in international securities analysis, trading and operations in the equity, fixed income and foreign currency markets. A graduate of Villanova University, Mr. DeVita holds a Chartered Financial Analyst designation and is a Certified Public Accountant.

Rich McCormick is a principal of Altrinsic with primary research responsibility in the global financial sector. Mr. McCormick also collaborates closely with analysts in conducting due diligence across all industries. Prior to joining Altrinsic, Mr. McCormick was a financial services analyst at Blackmont Capital Inc., with particular focus on North America and Latin America. His previous investment experience included a position as manager of global risk at Scotia Bank, where he was responsible for credit underwriting on large European and North American corporate lending deals. Mr. McCormick holds a Bachelor of Commerce degree from St. Mary’s University and a M.B.A. from Dalhousie University. He holds a Chartered Financial Analyst designation.

Portfolio Managers of ARI

The North Square Advisory Research Small Cap Value Fund is team managed by three portfolio managers - Matthew K. Swaim, Bruce M. Zessar and Christopher R. Harvey:

Matthew K. Swaim, CFA, has 21 years of investment experience, and serves as a Portfolio Manager, Managing Director, and Executive Chairman of the Advisory Research Partner Group. Prior to joining the firm in 2005, Mr. Swaim worked in the assurance and business advisory group at PricewaterhouseCoopers LLP. Mr. Swaim holds a BS in accounting and business administration from the University of Kansas and an MBA from the Kelley School of Business at Indiana University. Mr. Swaim is a Chartered Financial Analyst (CFA®) charterholder and has passed the Uniform CPA Examination.

Bruce M. Zessar, CFA, has 19 years of investment experience and serves as a Managing Director of ARI. Prior to joining the firm in 2004, Mr. Zessar served as executive vice president and general counsel of Oasis Legal Finance, LLC, a specialty finance company from 2002 to 2004. He was formerly a partner in the law firm of Sidley Austin, LLP, where he practiced law from 1990 to 2002. Mr. Zessar holds an A.B. magna cum laude in Economics from Harvard University and a J.D. with distinction from Stanford Law School.

Christopher R. Harvey, CFA, has 21 years of investment experience and serves as a Managing Director of ARI. Prior to joining the firm in 2015, Mr. Harvey served as the Director of Research and a member of the Investment Committee at Zuckerman Investment Group from 2011 to 2015. He was formerly a Vice President at Legg Mason Investment Counsel from 2008 to 2011 and senior equity analyst at William Harris Investors from 2005 to 2008. Mr. Harvey holds a B.A. from Clark University and an M.B.A. from the University of Chicago’s Booth School of Business.

Management of the Funds    40

Portfolio Managers of CS McKee

Brian Allen, Bryan Johanson, Jack White, and Andrew Faderewski are jointly and primarily responsible for the day-to-day management of the North Square McKee Bond Fund.

Brian Allen joined CS McKee in 1999 as a fixed income portfolio manager and has held that position since that time. He is primarily responsible for investment decisions related to the mortgage-backed and asset-backed sectors. He also provides input to the sector-allocation, duration and yield-curve decisions. Prior to joining CS McKee, Mr. Allen managed fixed income funds for institutional clients at Patterson Capital Corporation in Los Angeles from 1993 until 1998. Prior to that Mr. Allen worked as an equity and fixed income manager for C&S/Sovran Trust Company from 1987 to 1991. A Chartered Financial Analyst and Chartered Market Technician, Mr. Allen holds an MBA degree in Finance from the Wharton School and a Bachelor’s degree in Business Administration from James Madison University.

Bryan Johanson joined CS McKee in 1994 as a fixed income portfolio manager and has held that position since that time. His primary responsibility is security selection within the corporate sector. He also provides input to the sector-allocation, duration and yield-curve decisions. Prior to joining to CS McKee, Mr. Johanson was a manager of mortgage-backed and asset backed securities for the Indiana Corporate Federal Credit Union from 1992 until joining McKee. Prior to that Mr. Johanson worked as an analyst for National City Bank from 1988 to 1992. A Chartered Financial Analyst, Mr. Johanson holds an MBA degree in Finance from Indiana University and a Bachelor’s degree in Accounting from Bowling Green University.

Jack White joined CS McKee in 1997 as a fixed income analyst and was promoted to portfolio manager in 1999. His primary responsibility is to make investment decisions related to the government and structured securities sectors. He also provides input into the sector allocation, duration and yield-curve decisions. A Chartered Financial Analyst, Mr. White holds an MBA degree in Finance and a Bachelor’s degree in Finance, summa cum laude from Youngstown State University.

Andrew Faderewski joined CS McKee in 2007 as a portfolio accountant and was promoted to portfolio manager in 2018. He is currently responsible for macroeconomic and quantitative research, corporate sector trading, and TIPS analysis. He also shares the responsibility of authoring the firm’s periodic outlooks. Mr. Faderewski holds the Chartered Financial Analyst designation as well as a bachelor’s degree in business administration, magna cum laude, from Duquesne University.

Portfolio Managers of Red Cedar

John L. Cassady, III, David L. Withrow, Michael J. Martin, Jason M. Schwartz, Julia M. Batchenko, and Brandon F. Bajema are jointly and primarily responsible for the day-to-day management of the North Square Strategic Income Fund.

John L. Cassady III is the Chief Investment Officer for Red Cedar and has 29 years of investment experience. Prior to that, he was an investment professional for ClearArc Capital where he served in varying roles from 2001-2018, including Director of Fixed Income and Senior Portfolio Manager. While at ClearArc Capital, Mr. Cassady managed Strategic Income Plus, Core Fixed Income, Core Plus Fixed Income and Asset Allocation. Before joining ClearArc Capital, he held a similar position at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank (an affiliated company of ClearArc Capital). Previously, he was a fixed income Portfolio Manager at Atlantic Portfolio Analytics & Management (“APAM”) which has since been acquired by Semper Capital Management. He is a CFA® charterholder and member of the CFA Society West Michigan. Mr. Cassady graduated from Georgia Institute of Technology with a B.S. in Industrial Management.

David L. Withrow is the Director of Portfolio Management for Red Cedar and has 30 years of investment experience. Previously, Mr. Withrow served as the President, Deputy Chief Investment Officer and Director of Taxable Fixed Income for ClearArc Capital where he also managed Strategic Income Plus, Core Fixed Income, Core Plus Fixed Income and Intermediate Government Credit Fixed Income. Prior to joining ClearArc Capital, he served in a Portfolio Management role beginning in 1999 for Fifth Third Bank Investment Advisors (an affiliated company). Before joining Fifth Third Bank Investment Advisors, he was a Portfolio Manager and Structured Product Analyst for
Management of the Funds    41

Prime Capital Management in Indianapolis. He is a member of the Cincinnati Society of Financial Analysts and serves on the Finance Committee for the Cooperative for Education in Cincinnati, Ohio. Mr. Withrow graduated from Anderson University with a B.A. in Economics and is a CFA® charterholder.

Michael J. Martin is a Senior Portfolio Manager for Red Cedar and has 25 years of investment experience. Previously, he was the Director of Credit Research and Investment Risk Oversight for ClearArc Capital (a subsidiary of Fifth Third Bank). Prior to that, he served as the Director of Tax Free Fixed Income at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank. He is a CFA® charterholder and member of the CFA Society West Michigan. Mr. Martin graduated from Michigan Technological University with a B.S. in Geological Engineering and received an MBA from Michigan State University.

Jason M. Schwartz is a Senior Portfolio Manager for Red Cedar and has 16 years of investment experience. Prior to joining Red Cedar, he served in various roles at ClearArc Capital including his latest position as Senior Portfolio Manager. His responsibilities comprised several investment strategies over time including Strategic Income Plus, Core Plus Fixed Income, Core Fixed Income and Intermediate Government Credit Fixed Income. In addition, Mr. Schwartz was head of securitized products research and trading responsible for oversight of the firm’s entire Asset-Backed Securities (“ABS”), Mortgage-Backed Securities (“MBS”) and Commercial Mortgage-Backed Securities (“CMBS”) portfolio. He also supported the risk management function by providing the firm with derivatives and hedging analysis. He is a member of the Cincinnati Society of Financial Analysts. Mr. Schwartz graduated summa cum laude from the University of Kentucky with a B.B.A. in Finance and is a CFA® charterholder.

Julia M. Batchenko is a Portfolio Manager for Red Cedar and has 11 years of investment experience. Prior to joining Red Cedar, she served as Portfolio Analyst at Bahl & Gaynor Investment Counsel working on small and medium cap income growth equity strategies. Previously, Mrs. Batchenko worked at ClearArc Capital (a wholly owned subsidiary of Fifth Third Bank) as an Investment Research Analyst covering large cap income growth equity strategies. Prior to joining ClearArc Capital, she worked as an Associate Wealth Management Advisor at Fifth Third Bank. Her prior experience also includes serving as a Plan Administrator at Great American Financial Resources and an Account Specialist at Union Center Insurance and Investment Company. Mrs. Batchenko is a CFA® charterholder and received a M.A. in Translation from Kent State University, as well as an MBA with a concentration in Finance from Xavier University.

Brandon F. Bajema has 18 years of investment experience and is a Senior Portfolio Manager at Red Cedar. He started in the industry in 2003 and joined Red Cedar in 2021. Previously, Mr. Bajema was a Portfolio Manager in the Fixed Income & Treasury Department with the Abu Dhabi Investment Authority (ADIA) where he managed a multi-currency global credit portfolio from the United Arab Emirates. Before joining ADIA, Brandon was a Director at Fitch Ratings in the Financial Institutions Group where he covered banks, asset managers and finance companies. Prior to that, he was an Audit Manager at BDO, USA where he focused on banks and insurance companies. Mr. Bajema is a CPA and a CFA® charterholder. He has a B.S. in Economics and a Master’s of Science in Accounting from Grand Valley State University.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds that they manage.
Other Service Providers
Compass Distributors, LLC, (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Adviser, the Sub-Advisers or any other service provider for the Funds.

Fund Expenses
Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any;
Management of the Funds    42

expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under a Rule 12b-1 Distribution Plan) do not exceed the following:

Fund	As a Percentage of Average Daily Net Assets
North Square Strategic Income Fund - Class I shares	0.90%
North Square Strategic Income Fund - Class A shares	1.15%
North Square Advisory Research Small Cap Value Fund - Class I shares	0.94%
North Square Altrinsic International Equity Fund - Class I shares	0.97%
North Square McKee Bond Fund - Class R6 shares	0.28%
North Square McKee Bond Fund - Class I shares	0.47%

This agreement is in effect until February 28, 2023 for the North Square Strategic Income Fund, North Square Advisory Research Small Cap Value Fund, North Square Altrinsic International Equity Fund, and North Square McKee Bond Fund and it may be terminated before that date only by the Board.

Any waiver of advisory fees or payment or reimbursement of a Fund’s expenses made by the Adviser in a fiscal year may be reimbursed by the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

Performance of Similarly Managed Accounts – North Square Altrinsic International Equity Fund
The investment team employed by Altrinsic to manage the North Square Altrinsic International Equity Fund has experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the “Similarly Managed Accounts”) that have substantially the same investment objectives and policies and are managed in accordance with substantially the same investment strategies as the Fund. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to these accounts, may have adversely affected their performance. The Similarly Managed Accounts include all managed accounts of Altrinsic following the investment strategy of the Fund.

Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages the Fund’s assets. Performance data is shown for the period during which the investment team of the Adviser managed the Similarly Managed Accounts through December 31, 2021. The aggregate assets for the Similarly Managed Accounts as of December 31, 2021 were approximately $8,431.17 million. The investment team’s Similarly Managed Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. Any differences between the way the Fund is managed compared to the way the Similarly Managed Accounts are managed are immaterial and do not have a material effect on the performance presented.

Management of the Funds    43

The performance data is net of all fees (including brokerage commissions) charged to the Similarly Managed Accounts, calculated on a monthly basis. The performance data has been calculated by applying the maximum management fee paid by investors in a Similarly Managed Account. The maximum fee for the Similarly Managed Accounts is 0.85% of assets annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Similarly Managed Accounts, and may cause the returns of the Fund to be lower than the returns of the Similarly Managed Accounts during the same period. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

For the calculation of the investment performance of the Similarly Managed Accounts, securities transactions have been accounted for on trade date. Income has been accrued daily and cash flows weighted daily. The performance data has been calculated on an asset-weighted basis. New accounts are included in the performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Similarly Managed Accounts may produce different results, and the results for different periods may vary. The performance was not calculated pursuant to the methodology established by the SEC that is used to calculate the Fund’s performance.

MSCI EAFE Index is used by the Fund and its Similarly Managed Accounts for purposes of this example as a benchmark to measure their relative performance. The MSCI EAFE Index measures the performance of an equity index which captures large and mid-cap representation across 21 developed markets countries around the world, excluding the US and Canada.

To the extent the investment team utilizes investment techniques such as swaps, futures or options, the performance of the Index may not be substantially comparable to the performance of the investment team’s Similarly Managed Accounts. The Index does not reflect the deduction of any fees or expenses associated with the active management of a mutual fund. The performance data below is provided solely to illustrate the investment team’s performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Fund will be affected by the performance of the investment team managing the Fund’s assets. If the investment team were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Fund. In addition, market performance for the periods presented may not be indicative of future rates of return. The below tables present historical performance from the previous 10 years.

SCHEDULE OF HISTORICAL PERFORMANCE – SIMILARLY MANAGED ACCOUNTS*

	Similarly Managed Accounts Total Return**	MSCI EAFE Index
Year Ended December 31:
2021	6.31%	11.26%
2020	2.90%	7.82%
2019	20.76%	22.01%
2018	-7.98%	-13.79%
2017	21.43%	25.03%
2016	7.94%	1.00%
2015	-0.69%	-0.81%
2014	-5.35%	-4.90%
2013	19.26%	22.78%
2012	12.32%	17.32%
Cumulative total return for the period from January 1, 2012 to December 31, 2021	100.63%	116.50%

Management of the Funds    44

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021*

	1 Year	3 Years	5 Years	10 Years
Similarly Managed Accounts**	6.31%	9.73%	8.10%	7.21%
MSCI EAFE Index	11.26%	13.54%	9.55%	8.03%

*    Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.
**    Net of all fees.

Performance of Similarly Managed Accounts – North Square McKee Bond Fund
The investment team employed by CS McKee to manage the North Square McKee Bond Fund has experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the “Similarly Managed Accounts”) that have substantially the same investment objectives and policies and are managed in accordance with substantially the same investment strategies as the Fund. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to these accounts, may have adversely affected their performance. The Similarly Managed Accounts include all managed accounts of CS McKee following the investment strategy of the Fund.

Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages the Fund’s assets. Performance data is shown for the period during which the investment team of the Adviser managed the Similarly Managed Accounts through December 31, 2021. The aggregate assets for the Similarly Managed Accounts as of December 31, 2021 were approximately $1.08 billion. The investment team’s Similarly Managed Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. Any differences between the way the Fund is managed compared to the way the Similarly Managed Accounts are managed are immaterial and do not have a material effect on the performance presented.

The performance data is net of all fees (including brokerage commissions) charged to the Similarly Managed Accounts, calculated on a monthly basis. The performance data has been calculated by applying the maximum management fee paid by investors in a Similarly Managed Account. The maximum fee for the Similarly Managed Accounts is 0.35% of assets annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Similarly Managed Accounts, and may cause the returns of the Fund to be lower than the returns of the Similarly Managed Accounts during the same period. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

For the calculation of the investment performance of the Similarly Managed Accounts, securities transactions have been accounted for on trade date. Income has been accrued daily and cash flows weighted daily. The performance data has been calculated on an asset-weighted basis. New accounts are included in the performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Similarly Managed Accounts may produce different results, and the results for different periods may vary. The performance was not calculated pursuant to the methodology established by the SEC that is used to calculate the Fund’s performance.

Bloomberg US Intermediate Aggregate Bond Index is used by the Fund and its Similarly Managed Accounts for purposes of this example as a benchmark to measure their relative performance. The Bloomberg US Intermediate Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

Management of the Funds    45

To the extent the investment team utilizes investment techniques such as swaps, futures or options, the performance of the Index may not be substantially comparable to the performance of the investment team’s Similarly Managed Accounts. The Index does not reflect the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below is provided solely to illustrate the investment team’s performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Fund will be affected by the performance of the investment team managing the Fund’s assets. If the investment team were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Fund. In addition, market performance for the periods presented may not be indicative of future rates of return. The below tables present historical performance from the previous 10 years.

SCHEDULE OF HISTORICAL PERFORMANCE – SIMILARLY MANAGED ACCOUNTS*

	Similarly Managed Accounts Total Return**	Bloomberg US Intermediate Aggregate Bond Index
Year Ended December 31:
2021	-1.08%	-1.29%
2020	6.05%	5.60%
2019	7.10%	6.67%
2018	1.07%	0.92%
2017	2.37%	2.27%
2016	2.39%	1.97%
2015	1.89%	1.21%
2014	3.87%	4.12%
2013	-0.60%	-1.02%
2012	3.87%	3.56%
Cumulative total return for the period from January 1, 2012 to December 31, 2021	26.29%	26.40%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021*

	1 Year	3 Years	5 Years	10 Years
Similarly Managed Accounts**	-1.08%	3.96%	3.06%	2.36%
Bloomberg US Intermediate Aggregate Bond Index	-1.29%	3.60%	2.79%	2.37%

*    Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.
**    Net of all fees.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees
The Trust, on behalf of North Square Strategic Income Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to the Fund’s Class A shares, as applicable. Under the 12b-1 Plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A shares and/or shareholder liaison service fees in connection with the provision of services to shareholders of each such Class and the maintenance of
Management of the Funds    46

shareholder accounts. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares.

The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to the Funds. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

Since these fees are paid out of each applicable Fund’s assets attributable to Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of a Fund associated with the relevant class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of sales charges and expenses and an example of the sales charges and expenses of each Fund applicable to each class of shares offered in this Prospectus.
Class I shares are not subject to any distribution and shareholder liaison service fees under the 12b-1 Plan.
Shareholder Service Fee
The Trust, on behalf of the Funds, has adopted a Shareholder Service Plan (the “Shareholder Service Plan”) with respect to each of the Fund’s Class A shares, Class I, and Class R6 shares, as applicable. Under the Shareholder Service Plan, the Funds may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Class A shares, Class I shares, and Class R6 shares, as applicable, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or other financial intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. These payments may be used for various purposes and take various forms. For example, the Adviser may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

YOUR ACCOUNT WITH THE FUNDS

Share Price
The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular
Distribution and Shareholder Service Plan    47

trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless a “fair value” adjustment is determined to be appropriate due to subsequent events. The NAV of a class of a Fund’s shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Due to the fact that different expenses are charged to a Fund’s Class A shares, Class I shares, and Class R6 shares, as applicable, the NAV of a Fund’s classes will vary. A Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.
The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.
In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs. Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are classified as illiquid or traded infrequently, which may include “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
Purchase of Shares
This Prospectus offers Class A, Class I, and Class R6 shares. As of the date of this prospectus, Class A shares of the North Square Strategic Income Fund are not available for purchase.
•Class A shares generally incur sales loads at the time of purchase and are subject to annual distribution fees and/or shareholder service fees.

•Class I and Class R6 shares are not subject to any sales loads or distribution fees, but that Class I and Class R6 shares of a Fund are subject to shareholder service fees.

By offering multiple classes of shares, each Fund permits investors to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.
By offering multiple classes of shares, each Fund permits investors to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.
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Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•which shares classes are available to you;
•how long you expect to own your shares;
•how much you intend to invest;
•total costs and expenses associated with a particular share class; and
•whether you qualify for any reduction or waiver of sales charges

Class A shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class I shares are subject to different eligibility requirements, fees and expenses, and may have different minimum investment requirements. For eligible investors, Class I and Class R6 shares may be more suitable than Class A shares. You should consult with your financial adviser for more information to determine which share class is most appropriate for your situation.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, shareholder service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares. Please see the specific features available to each class of shares as discussed below.
To purchase shares of the North Square Funds, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A*
All Accounts	$1,000	$100
Class I
All Accounts (except the North Square McKee Bond Fund)	$1,000,000	None
North Square McKee Bond Fund	$50,000	None
Class R6
North Square McKee Bond Fund	$50,000,000	None
* Class A shares are not available for purchase.
Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. Your financial intermediary may receive different compensation for selling Class A shares due to different sales charges among the share classes. Please see “Class A Shares Purchase Programs” and “Appendix A – Waivers and Discounts Available from Certain Intermediaries.” The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary. When purchasing shares of a Fund, investors must specify whether the purchase is for Class A, Class I shares, or Class R6, as applicable.
You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Adviser may, from time to time, reduce or waive the minimum initial investment amounts. This would allow the Adviser, for example, to waive or set different investment minimums for shares offered through financial intermediaries, and may waive the minimum investment requirements for employer-sponsored retirement plan accounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates.
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To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

The Funds do not accept investments by non-U.S. persons.
Class A Shares
Class A shares of the Funds are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Funds will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more	See below**	See below**	See below**
*The offering price includes the sales charge.
**There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a CDSC of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. See also the “Large Order Net Asset Value Purchase Privilege” section.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Information on sales charges can also be found on the Funds’ website at www.northsquareinvest.com, or obtained by calling the Funds at 1-855-551-5521, or consulting with your financial adviser.

Class A Shares Purchase Programs
As of the date of this prospectus, Class A shares of the North Square Strategic Income Fund are not available for purchase. Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds.
Eligible purchasers of Class A shares also may be entitled to reduced sales charges through the Quantity Discount programs offered by the Funds as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases” and “Large Order Net Asset Value Purchase Privilege.” The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see “Appendix A – Waivers and Discounts Available from Certain Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

Quantity Discounts.
When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $49,999.99 of
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Class A shares of the Fund would pay an initial charge of 5.75%, while a purchase of $50,000 would pay an initial charge of 4.50%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” tables above. The greater the investment, the greater the sales charge discount. Investments above $500,000 have no front-end sales charge but may be subject to a CDSC (please see “Large Order Net Asset Value Purchase Privilege” below for more information).

You may be able to lower your Class A sales charges if:

•you assure a Fund in writing that you intend to invest at least $50,000 in Class A shares of the Funds over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•the amount of Class A shares you already own in the Funds plus the amount you intend to invest in Class A shares is at least $50,000 (“Cumulative Discount”).
By signing a Letter of Intent you can purchase shares of a Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent.
Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Shares equal to 5.75% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with a Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.
The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.
For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in a Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial adviser other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.
You must notify a Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and the approved financial intermediary may not retain this information.

Net Asset Value Purchases.
Class A shares are available for purchase without a sales charge if you are:
•reinvesting dividends or distributions;

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•participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;

•a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisers, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Funds to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);

•a trustee or other fiduciary purchasing shares for employer-sponsored retirement plans with at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

•a current Trustee of the Trust;

•an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of the Funds.
Your financial adviser or the Funds’ transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.
Large Order Net Asset Value Purchase Privilege.
There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid in the event of certain redemptions within 12 months of the date of purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed.

From its own profits and resources, the Adviser may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $500,000 or more of Class A shares of the Funds, in accordance with the following fee schedule: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million and less than or equal to $50 million, and 0.25% over $50 million.

A CDSC will be waived in the following circumstances:

•If you are a current Trustee of the Trust;

•If you are a trustee or other fiduciary purchasing shares for employer-sponsored retirement plans with at least $500,000 in total plan assets in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

•If you are an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Adviser or its affiliates or of a broker-dealer authorized to sell shares of a Fund; or

•Upon conversion of Class A shares into another class of shares of a Fund.

Your financial adviser or the Transfer Agent can answer your questions and help you determine if you are eligible for waiver of a sales charge.

Class I Shares
To purchase Class I shares of the Funds, you generally must invest at least $1 million. Class I shares are not subject to any initial sales charge. There also are no CDSCs imposed on redemptions of Class I shares, and you do not pay any ongoing distribution/service fees.

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The minimum investment requirement for Class I shares may be waived if you or your financial intermediary, invest through an omnibus account, have an aggregate investment in our family of funds of $5 million or more, or in other situations as determined by the Adviser. In addition, financial intermediaries or plan record keepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Class I shares. The Adviser may permit a financial intermediary to waive applicable minimum initial investment for Class I shares in the following situations:

•Broker-dealers purchasing Fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;
•Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;
•Qualified Tuition Programs under Section 529 that have entered into an agreement with the Distributor;
•Certain employer-sponsored retirement plans, as approved by the Adviser; and
•Certain other situations deemed appropriate by the Adviser.

Class R6 Shares
To purchase Class R6 shares of the Funds, you generally must invest at least $50 million. Class R6 shares are not subject to any initial sales charge. There also are no CDSCs imposed on redemptions of Class I shares, and you do not pay any ongoing distribution/service fees.

In-Kind Purchases and Redemptions
Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.
Additional Investments
Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the Invest by Mail form from your most recent confirmation statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Adviser and its affiliates. Please follow the procedures described in this Prospectus.
Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and capital gains distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or capital gains distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-855-551-5521 at least five calendar days prior to the record date of the next distribution. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gains distributions be paid in cash or be reinvested in the Funds at the next determined NAV. If you elect to receive dividends and/or capital gains distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.
Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability
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company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.
This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.
Timing and Nature of Requests
The purchase price you will pay for a Fund’s shares will be at the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund and share class to be purchased, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to North Square Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary	The Funds are offered through certain approved financial intermediaries (and their agents). The Funds are also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Funds, and will be deemed to have been received by the Funds when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may require payment of additional fees from its individual clients which may be in addition to those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.
By mail	All checks must be made in U.S. Dollars and drawn on U.S. financial institutions. A Fund will not accept payment in cash or money orders. A Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Funds at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

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	Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least seven business days, call the Transfer Agent toll-free at 1-855-551-5521 and you will be allowed to move money in amounts of at least $100 from your bank account to the Funds’ account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). For security reasons, requests by telephone will be recorded.
By wire	To open an account by wire, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the relevant Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:
U.S. Bank National Association 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 ABA No. 075000022 Credit: U.S. Bancorp Fund Services, LLC Account No. 112-952-137
For further credit to: “North Square [Fund Name and Share Class]” Your account number Name(s) of investor(s) Social Security Number or Taxpayer Identification Number
Before sending your wire, please contact the Transfer Agent at 1-855-551-5521 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same-day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
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Through a broker-dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary or, if applicable, an intermediary’s authorized designee, receives the order. The financial intermediary or its agent must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Funds as described below.
By mail
You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to North Square Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account along with a signature guarantee (if applicable). Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By telephone	To redeem shares by telephone, call the Funds at 1-855-551-5521 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $15 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $15 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000 by instructing the Funds by phone at 1-855-551-5521. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Unless noted on the initial account application, a signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:
•    The applicable Fund account number;
•    The name in which his or her account is registered;
•    The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•    The address of the account holder, as stated in the account application form.

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If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Signature Guarantee
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•You wish to redeem more than $50,000 worth of shares.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. The Funds reserve the right to waive any signature requirement at their discretion.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the relevant Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-855-551-5521. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five calendar days before the next withdrawal.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more for Class A and your financial institution must be a member of the ACH network. There is no minimum for Class I shares or Class R6 shares to participate in the AIP. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-551-5521, if you have questions about the AIP. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.

Payment of Redemption Proceeds
You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized intermediary or agent receives your redemption request in good order. Generally, your redemption request
Your Account With The Funds    57

cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent on the following business day to the address of record or the bank you indicate or wired using the wire instructions on record. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you did not purchase your shares with a wire payment, the Transfer Agent may delay payment of your redemption proceeds for up to 15 calendar days from the date of purchase or until your payment has cleared, whichever comes first. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.
Other Redemption Information
Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their written redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. Shares held in IRAs and other retirement accounts may be redeemed by telephone at 1-855-551-5521. Investors will be asked whether or not to withhold taxes from any distribution. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

A Fund generally pays sale (redemption) proceeds in cash. Each Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may also satisfy redemption requests by drawing on a line of credit. These methods may be used during both normal and stressed market conditions. Under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. A Fund may redeem shares in-kind during both normal and stressed market conditions. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.
A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.
Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.
Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot
Your Account With The Funds    58

identification method, the Funds first redeem shares you acquired on or before December 30, 2011, and then apply your elected method to shares acquired after that date. Please refer to the appropriate Treasury regulations or consult your tax adviser with regard to your personal circumstances.
Tools to Combat Frequent Transactions
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Funds, if that shareholder has engaged in four or more “round trips” in a Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interest of Fund shareholders.

Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Funds has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, the Adviser reserves the right to:
•vary or waive any minimum investment requirement;

•refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;

•reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•reject any purchase or redemption request that does not contain all required documentation; and

•subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after market close.
Your Account With The Funds    59

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”
Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.
Exchange Privilege
You may exchange shares of a Fund for the same class of shares in an identically registered account of another North Square Fund (please contact the North Square Funds at 1-855-551-5521 to receive the prospectus). The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investments” table). You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Funds or, if authorized on your application, by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of shares.
Availability of Information
Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge on the Funds’ website at www.northsquareinvest.com. The Prospectus and SAI are also available on the website.
Prospectus and Shareholder Report Mailings
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-551-5521 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-855-551-5521 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Additional Information
The Funds enter into contractual arrangements with various parties, including, among others, the Adviser and Sub-Advisers, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

Your Account With The Funds    60

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

DIVIDENDS AND DISTRIBUTIONS

The North Square Strategic Income Fund and North Square McKee Bond Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually, typically in December. The North Square Advisory Research Small Cap Value Fund and the North Square Altrinsic International Equity Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. A Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

The per share distributions on Class A shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Class A shares.
If you buy shares of a Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) to receive all dividends and distributions in cash, or (3) to receive capital gain distributions in cash, while reinvesting net investment income in additional Fund shares. If you wish to change your distribution option, please write to or call the Transfer Agent at least five calendar days before the record date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.
Distributions of net investment income, other than “qualified dividend income” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either
Your Account With The Funds    61

incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Although dividends received from REITs generally do not constitute qualified dividend income, certain REIT dividends attributable to a REIT’s trade or business income may qualify for a reduced rate of taxation as “qualified business income” in the hands of individuals, trusts and estates, provided certain holding period and other requirements are satisfied by the shareholder.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently at a rate set under Section 3406 of the Code for U.S. residents.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

Federal Income Tax Consequences    62

FINANCIAL HIGHLIGHTS

Class A shares have not yet been offered. The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On February 21, 2020, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of a corresponding predecessor fund (each, a “Predecessor Fund”), each a former series of Investment Managers Series Trust. Upon completion of the reorganization, each Fund’s Class I shares assumed the performance, financial and other historical information of those of the corresponding Predecessor Fund.

The financial information for the periods shown below have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with each Fund’s audited financial statements, is included in the Funds’ annual report, which is available upon request (see back cover).
Financial Highlights    63

North Square Strategic Income Fund
FINANCIAL HIGHLIGHTS
Class I
Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.99	$9.53	$8.97	$9.46	$9.47
Income from Investment Operations:
Net investment income[1]	0.24	0.23	0.32	0.35	0.39
Net realized and unrealized gain (loss)	0.60	0.48	0.56	(0.49)	(0.04)
Total from investment operations	0.84	0.71	0.88	(0.14)	0.35

Less Distributions:
From net investment income	(0.28)	(0.25)	(0.32)	(0.34)	(0.36)
From net realized gain	(0.46)	—	—	(0.01)	—
Total distributions	(0.74)	(0.25)	(0.32)	(0.35)	(0.36)

Redemption Fee Proceeds[1]	—	—	—[2]	—[2]	—[2]

Net asset value, end of period	$10.09	$9.99	$9.53	$8.97	$9.46

Total Return[3]	8.63%	7.56%	10.00%	(1.43)%	3.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$79,460	$74,287	$10,641	$10,403	$10,806

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.28%	1.48%	1.76%	2.27%	2.49%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	2.06%	1.75%	2.56%	2.41%	2.53%
After fees waived and expenses absorbed	2.44%	2.33%	3.42%	3.78%	4.12%

Portfolio turnover rate	77%	145%	36%	48%	64%

1Based on average shares outstanding for the period.
2Amount represents less than $0.005 per share.
3Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Financial Highlights    64

North Square Advisory Research Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I
Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.33	$11.63	$14.73	$14.77	$12.99
Income from Investment Operations:
Net investment income[1]	0.04	0.08	0.07	0.06	0.06
Net realized and unrealized gain (loss)	3.95	(1.11)	0.85	1.27	2.68
Total from investment operations	3.99	(1.03)	0.92	1.33	2.74

Less Distributions:
From net investment income	(0.10)	(0.07)	(0.07)	(0.05)	(0.09)
From net realized gain	(1.01)	(1.20)	(3.95)	(1.32)	(0.87)
Total distributions	(1.11)	(1.27)	(4.02)	(1.37)	(0.96)

Redemption Fee Proceeds[1]	—	—	—[2]	—[2]	—[2]

Net asset value, end of period	$12.21	$9.33	$11.63	$14.73	$14.77

Total Return[3]	46.09%	(10.63)%	12.95%	9.33%	21.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,111	$4,378	$9,385	$10,575	$15,603

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.63%	1.97%	1.76%	1.78%	1.74%
After fees waived and expenses absorbed	0.95%	0.97%[4]	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.34)%	(0.21)%	(0.17)%	(0.39)%	(0.29)%
After fees waived and expenses absorbed	0.34%	0.79%	0.59%	0.39%	0.45%

Portfolio turnover rate	45%	49%	26%	42%	31%

1Based on average shares outstanding for the period.
2Amount represents less than $0.005 per share.
3Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
4The annual net expense ratio changed from 1.00% to 0.95% of net assets as of the close of business on February 21, 2020.
Financial Highlights    65

North Square Altrinsic International Equity Fund
FINANCIAL HIGHLIGHTS
Class I
Per share operating performance.
For a capital share outstanding throughout each period.

For the Period December 4, 2020* through October 31, 2021
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.13
Net realized and unrealized gain (loss)	0.76
Total from investment operations	10.89

Less Distributions:
From net investment income	(0.01)
Total distributions	(0.01)

Net asset value, end of period	$10.88

Total Return[2]	8.88%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,733

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.43%[4]
After fees waived and expenses absorbed	0.97%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.92%[4]
After fees waived and expenses absorbed	1.38%[4]

Portfolio turnover rate	22%[3]

*Commencement of operations.
1Based on average shares outstanding for the period.
2Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3Not Annualized.
4Annualized.
Financial Highlights    66

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class R6
Per share operating performance.
For a capital share outstanding throughout each period.

For the Period December 28, 2020* through October 31, 2021
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.03
Net realized and unrealized gain (loss)	(0.13)
Total from investment operations	(0.10)

Less Distributions:
From net investment income	(0.06)
Total distributions	(0.06)

Net asset value, end of period	$9.84

Total Return[2]	(0.91)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$139,281

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.73%[4]
After fees waived and expenses absorbed	0.28%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.04)%[4]
After fees waived and expenses absorbed	0.41%[4]

Portfolio turnover rate	321%[3,5]

*Commencement of operations.
1Based on average shares outstanding for the period.
2Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3Not Annualized.
4Annualized.
5Securities purchased-in-kind were excluded from the computation of the ratio.
Financial Highlights    67

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class I
Per share operating performance.
For a capital share outstanding throughout each period.

For the Period May 19, 2021* through October 31, 2021
Net asset value, beginning of period	$9.89
Income from Investment Operations:
Net investment income[1]	0.01
Net realized and unrealized gain (loss)	(0.02)
Total from investment operations	(0.01)

Less Distributions:
From net investment income	(0.04)
Total distributions	(0.04)

Net asset value, end of period	$9.84

Total Return[2]	(0.12)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.64%[4]
After fees waived and expenses absorbed	0.47%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.13%[4]
After fees waived and expenses absorbed	0.30%[4]

Portfolio turnover rate	321%[3,5]
*Commencement of operations.
1Based on average shares outstanding for the period.
2Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3Not Annualized.
4Annualized.
5Securities purchased-in-kind were excluded from the computation of the ratio.
Financial Highlights    68

APPENDIX A – WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN INTERMEDIARIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.
Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account.
•Shares purchased by or through a 529 Plan.
•Shares purchased through a Merrill Lynch affiliated investment advisory program.
•Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform.
•Shares of a Fund purchased through the Merrill Edge Self-Directed platform (if applicable).
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Fund family).
•Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
•Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus.
•Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares Available at Merrill Lynch
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as a part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
•Shares acquired through a right of reinstatement.
•Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to a fee based account or platform.

Appendix A – Waivers and Discounts    69

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoints as described in this Prospectus.
•Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets.
•Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a Fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•Shares purchased through a Morgan Stanley self-directed brokerage account
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James

Shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial adviser about such assets.

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Waiver of Initial Sales Charge on Purchases of Class A Shares by Certain Financial Institutions:
No initial sales charge is imposed on purchases of Class A shares by the following financial institutions that (i) are compensated by clients on a fee-only basis, or (ii) have entered into an agreement with the Funds to offer Class A shares through no-load network or platforms as described in “Net Asset Value Purchases” of this Prospectus:

North Square Strategic Income Fund

Investment Adviser
North Square Investments, LLC
10 South LaSalle Street, Suite 1925
Chicago, Illinois 60603

Investment Sub-Adviser Red Cedar Investment Management, LLC 333 Bridge Street NW, Suite 601 Grand Rapids, Michigan 49504	Investment Sub-Adviser Advisory Research, Inc. Two Prudential Plaza 180 North Stetson Avenue, Suite 5500 Chicago, Illinois 60601
Investment Sub-Adviser Altrinsic Global Advisors, LLC 8 Sound Shore Drive, 3rd Floor Greenwich, Connecticut 06830	Investment Sub-Adviser CSM Advisors, LLC One Gateway Center Pittsburgh, Pennsylvania 15222

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-551-5521
Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com
Counsel to the Trust
Seward & Kissel LLP
901 K Street, N.W.
Washington, District of Columbia 20001

Counsel to the Independent Trustees
Cravath & Associates, LLC
19809 Shady Brook Way
Gaithersburg, Maryland 20879
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

North Square Funds
FOR MORE INFORMATION
Statement of Additional Information (“SAI”)
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Shareholder Reports
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.
The Fund’s SAI is available and annual and semi-annual reports are available, free of charge, on the Funds’ website at www.northsquareinvest.com. You can also obtain a free copy of the Funds’ SAI or annual and semi-annual reports, request other information, or inquire about a Fund by contacting a broker that sells shares of the Funds or by calling the Funds (toll-free) at 1-855-551-5521 or by writing to:
North Square Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Funds are available:

•Free of charge on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or
•For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811-23373.)